UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1 to
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 18, 2005
MSW Energy Holdings II LLC
MSW Energy Finance Co. II, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	0001276518	13-3213489
Delaware	0001276517	20-0400947
(State or other	Commission File Number	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation or
organization)

c/o Danielson Holding Corporation
40 Lane Road
Fairfield, New Jersey	07004
(Address of principal executive offices)	(Zip Code)
(973) 882-9000
Registrant’s telephone number, including area code:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     The following disclosure was originally provided in the Current Report on Form 8-K filed on July 22, 2005 by MSW Energy Holdings II LLC and MSW Finance Co. II, Inc. The purpose of this Form 8-K/A is to file as Exhibit 16.1 hereto the letter from PricewaterhouseCoopers LLP referred to in Item 4.01(a) below.
Item 4.01. Change in Registrant’s Certifying Accountant.
     (a) On July 18, 2005, MSW Energy Holdings II LLC (“MSW II”) and MSW Energy Finance Co. II, Inc. (“MSW Finance II”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm, for each of MSW II and MSW Finance II, effective immediately. The audit committee of Danielson Holding Corporation, which serves as the audit committee for MSW II and MSW Finance II, approved the dismissal of PwC.
     The reports of PwC on the financial statements of MSW II and MSW Finance II as of and for the year ended December 31, 2004 and as of December 31, 2003 and the period from August 20, 2003 (inception) through December 31, 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
     During the year ended December 31, 2004 and the period from August 20, 2003 (inception) through December 31, 2003, and through July 18, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in PwC’s reports on the financial statements of MSW II and MSW Finance II for such periods.
     During the year ended December 31, 2004 and the period from August 20, 2003 (inception) through December 31, 2003, and through July 18, 2005, there were no reportable events related to either MSW II or MSW Finance II (as defined in Item 304(a)(1)(v)) of Regulation S-K).
     MSW II and MSW Finance II have each requested that PwC furnish MSW II and MSW Finance II with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not PwC agrees with the above statements. The letter is attached as Exhibit 16.1 hereto.
     (b) MSW II and MSW Finance II, engaged Ernst & Young LLP as their new independent registered public accounting firm as of July 18, 2005. During the year ended December 31, 2004 and the period from August 20, 2003 (inception) through December 31, 2003, and through July 18, 2005, MSW II and MSW Finance II, have not consulted with Ernst & Young LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on their financial statements, and neither a written report was provided to MSW II or MSW Finance II or oral advice was provided that Ernst & Young LLP concluded was an important factor considered by MSW II or MSW Finance II in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired. – Not Applicable

(b)	Pro Forma Financial Information. – Not Applicable

(c)	Exhibits.

Exhibit No.	Exhibit

16.1	Letter of PricewaterhouseCoopers LLP regarding change in certifying accountant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: July 29, 2005

MSW ENERGY HOLDINGS II LLC (Registrant)

/s/ Anthony J. Orlando

By:	Anthony J. Orlando

Title:	President and Chief Executive Officer

MSW ENERGY FINANCE CO. II, INC.
(Registrant)

/s/ Anthony J. Orlando

By:	Anthony J. Orlando

Title:	President and Chief Executive Officer

MSW ENERGY HOLDINGS II LLC
MSW ENERGY FINANCE CO. II, INC.
EXHIBIT INDEX

Exhibit No.	Exhibit

16.1	Letter of PricewaterhouseCoopers LLP regarding change in certifying accountant.